Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Citius Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jaime Bartushak, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2017	By:	/s/ Jaime Bartushak
Jaime Bartushak
Chief Financial Officer and Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)